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                            CONTRIBUTION AGREEMENT

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON JULY __, 1998 (the "Expiration Date") UNLESS EXTENDED.

Mail or deliver this Contribution Agreement at the following address:

     IWL Holdings Corp.            VIA FACSIMILE:      (972) 788-4243
     Two Galleria Tower            FOR ASSISTANCE:     (972) 788-4880
     13455 Noel Road, Ste. 1925
     Dallas, Texas  75240

     To participate in the Exchange Offer, a duly executed copy of this Contribution Agreement and any other documents required by this Contribution Agreement must be received by Holdings on or prior to the Expiration Date. Delivery of this Contribution Agreement or any other required documents to an address other than as set forth above does not constitute valid delivery. The method of delivery of all documents is at the election and risk of the tendering holder of Partnership Interests.

     This Contribution Agreement is to be completed by the holders of Partnership Interests of Caprock Fiber Network, Ltd. (the "Partnership") pursuant to the procedures set forth in the Joint Proxy Statement / Prospectus dated June ___, 1998, (the "Proxy Statement") and this Contribution Agreement. Capitalized terms used herein that are defined in the Proxy Statement and not otherwise defined in this Contribution Agreement have the meanings ascribed to such terms in the Proxy Statement.

              PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Gentlemen:

     The undersigned holder of Partnership Interests hereby tenders to Holdings all of the Partnership Interests held by the undersigned or, if less than all such Partnership Interests, the amount of Partnership Interests expressed as a percentage of all outstanding Partnership Interests, indicated below the Signature Box. In exchange for each one percent (1%) of Partnership Interest tendered, holders of such Partnership Interests will receive 63,194.54 shares of Holdings Common Stock upon the terms and subject to the conditions set forth in the Proxy Statement, and this Contribution Agreement (which together constitute the "Offer Documents"). Receipt of the Offer Documents is hereby acknowledged by the undersigned.

     ASSIGNMENT TO HOLDINGS. Subject to and effective upon acceptance for exchange of any and all Partnership Interests tendered hereby, the undersigned hereby assigns to Holdings all right, title, and interest in and to such Partnership Interests in exchange for shares of Holdings Common Stock on the basis of 63,194.54 shares of Holdings Common Stock for each one percent (1%) of Partnership Interest tendered by it and acepted by Holdings (the "Exchanged Partnership Interests").


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     REPRESENTATIONS.   The undersigned hereby represents that, (i)
undersigned has the right and authority to transfer the tendered Partnership Interest, (ii) such Partnership Interest is free and clear of all liens, encumbrances, and adverse claims other than those liens securing indebtedness of the Partnership or that were otherwise taken into account in the calculation of the exchange value of such Partnership Interest, (iii) the undersigned has not made any binding commitment requiring the undersigned to dispose of the shares of Holdings Common Stock to be received by the undersigned in the Interest Exchange and (iv) the undersigned has no plan or intention of making such a disposition.

     APPROVALS. At the date this Contribution Agreement is accepted by Holdings, the undersigned hereby approves, adopts, and consents to the following: (i) the Merger Agreement, (ii) the Plan Proposals, (iii) the transfers of the Partnership Interests to Holdings in the Exchange Offer and the subsequent transfer of the Partnership Interest of the General Partner to C-Sub, which, as a result of the Telecommuncations Merger, will be transferred to Telecommunications, (iv) the substitution of Telecommunications as a general partner of the Partnership in respect of the Partnership Interests transferred to it without the necessity of signing the Shareholders Agreement as otherwise required by the Partnership Agreement and the substitution of Holdings as a limited partner in respect of the Partnership Interests transferred to it, (v) the continuation of the business of the Partnership to the extent any of the actions effected pursuant to the Transaction would cause a dissolution of the Partnership, and (vi) any amendment to the Partnership Agreement necessary to permit any of the actions effected pursuant to the Transaction.

     WAIVERS. At the date this Contribution Agreement is accepted by Holdings, the undersigned hereby waives (i) any rights it may have to purchase Partnership Interests that are transferred in the Interest Exchange or subsequently transferred by Holdings to C-Sub or in the Telecommunications Merger, including those rights of first refusal granted in the Partnership Agreement and (ii) any default that exists under the Partnership Agreement as a result of the Interest Exchange or any of the other matters consented to by the partner in this Contribution Agreement.

     APPOINTMENTS. At the date this Contribution Agreement is accepted by Holdings, the undersigned hereby (i) irrevocably appoints Holdings and its executive officers and designees, with full power of substitution, as the undersigned's proxies and attorneys-in-fact, to take the following action:
(a) to exercise all voting and other rights of the undersigned with respect to the Exchanged Partnership Interests that they, in their sole discretion, may deem proper at any meeting of partners, by written consent, or otherwise;
(b) to transfer ownership of the Exchanged Partnership Interests on the Partnership's books, together with all other evidences of transfer and authenticity any of them may deem necessary or appropriate, and (c) to receive and exercise all benefits and otherwise exercise all rights of ownership of the Exchanged Partnership Interests; (ii) revokes, rescinds and withdraws all prior proxies and powers of attorney given with respect to the Exchanged Partnership Interests; (iii) agrees not to grant any further proxies or powers of attorney with respect to the Exchanged Partnership Interests and agrees that any such proxy or power of attorney purported to be granted will not be effective. This appointment is coupled with an interest.

     COVENANTS. The undersigned hereby agrees to take such further action and execute such further documents as Holdings may request in order to effect or confirm the Interest Exchange and the other matters addressed by this Contribution Agreement.


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     BINDING EFFECT.  The undersigned understands that a tender of Partnership
Interests to Holdings in exchange for shares of Holdings Common Stock, and the acceptance thereof by Holdings, will constitute a binding agreement between the undersigned and Holdings upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Offer Documents, Holdings may not be required to accept for exchange any of the Partnership Interests tendered hereby. In such event, the undersigned understands that any Contribution Agreement for such Partnership Interests will be destroyed by Holdings. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                 SIGNATURE BOX
 (Please complete Boxes A, B, C, D, and E on the following page as necessary)

Please sign exactly as your name is printed (or corrected) above, and insert your Taxpayer Identification Number (Federal Employer Identification Number or Social Security Number) in the space provided below your signature. For joint owners, each joint owner must sign. (SEE INSTRUCTION 1.) The signatory hereto hereby certifies under penalties of perjury the statements in Box B, Box C and, if applicable, Box D. If the undersigned is tendering less than all Partnership Interests held, the number of Partnership Interests tendered is set forth below.

X
             (SIGNATURE OF OWNER)               (DATE)


X
             (SIGNATURE OF OWNER)               (DATE)


Indicate amount of Partnership Interests tendered; otherwise, all Partnership Interests held by the undersigned are tendered hereby.

_______% Partnership Interests

Taxpayer Identification No. ("TIN")

                                       Telephone No.
       (day)               (eve.)


                                     BOX A
                             Additional Information

If signing as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please provide the following information. SEE INSTRUCTION 1.

                                                           Name and Capacity

                                                                     Address

                                                 Area Code and Telephone No.


                                     BOX B
                              SUBSTITUTE FORM W-9
                          (SEE INSTRUCTION 3 - BOX B)

The person signing this Contribution Agreement hereby certifies the following to Holdings under penalties of perjury:

(i) The TIN set forth in the signature box of this Contribution Agreement is the
correct TIN of the holder of Partnership Interests , or if this box [   ] is
checked, has applied for a TIN. If the holder of Partnership Interests has applied for a TIN, a TIN has not been issued to the holder of Partnership Interests, and either: (a) the holder of Partnership Interests has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the holder of Partnership Interests intends to mail or deliver an application in the near future (it being understood that if the holder of Partnership Interests does not provide a TIN to Holdings within sixty (60) days, 31% of all reportable payments made to the holder of Partnership Interests thereafter will be withheld until a TIN is
provided to the Purchaser); and (ii) unless this box [   ] is checked, the
holder of Partnership Interests is not subject to backup withholding either because the holder of Partnership Interests : (a) is exempt from backup withholding, (b) has not been notified by the IRS that the holder of Partnership Interests is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) has been notified by the IRS that such holder of Partnership Interests is no longer subject to backup withholding.

Note: Place an 'X' in the box in (ii) if you are unable to certify that the holder of Partnership Interests is not subject to backup withholding.


                                     BOX C
                                FIRPTA AFFIDAVIT
                          (SEE INSTRUCTION 3 - BOX C)

Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of the Partnership's gross assets consists of U.S. real property interests and 90% or more of the value of the partnership's gross assets consists of U.S. real property interests plus cash equivalents and the holder of the partnership interest is a foreign person. To inform Holdings that no withholding is required with respect to the Partner's interest in the Partnership, the person signing this Contribution Agreement hereby certifies the following under penalties of perjury: (i)Unless this
box [   ]  is checked, the Partner, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate, or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); (ii) the Partner's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correctly printed in the signature box on the front of this Contribution Agreement; and (iii) the Partner's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Contribution Agreement. If a corporation, the jurisdiction of incorporation is ___________________________. The person signing this Contribution Agreement understands that this certification may be disclosed to the IRS by Holdings and that any false statements contained herein could be punished by fine, imprisonment, or both.


                                     BOX D
                     ACCEPTANCE AND ASSIGNMENT BY HOLDINGS

Holdings hereby acknowledges and accepts the assignment and tender of Partnership Interests as an assignee. Holdings agrees to be bound by all terms and conditions of the Partnership Agreement, and by its signature below, shall be deemed to have accepted such terms and conditions. Holdings thereafter immediately assigns to Telecommunications all right, title and interest to the Partnership Interests, pursuant to the Offer Documents.


                                            By:


                                        BOX E

                           ACCEPTANCE BY TELECOMMUNICATIONS

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Telecommunications hereby acknowledges the assignment of general Partnership
Interests by Holdings, and accepts such transfer. Telecommunications further agrees to become a substituted general partner of the Partnership and hereby elects, effective as of the Effective Date, to reconstitute the Partnership, to continue as the general partner of the Partnership and to continue the Partnership and its business. Telecommunications agrees to be bound by all terms and conditions of the Partnership Agreement and by its signature below, shall be deemed to have accepted such terms and conditions.


                                            By:


                                        BOX F
                                 NOTICE OF WITHDRAWAL

The undersigned hereby withdraws all Partnership Interests in the Partnership previously tendered to Holdings. (PLEASE SIGN EXACTLY AS YOU SIGNED THE TENDER FORM SENT TO HOLDINGS.)


                                            (Signature)

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                             Contribution Agreement
                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. TENDER, SIGNATURE REQUIREMENTS, DELIVERY. In order to tender Partnership Interests for exchange the tendering holder of Partnership Interests must sign at the "X" in the Signature Box of the Contribution Agreement and insert the holder's correct Taxpayer Identification Number (Federal Employer Identification or Social Security Number) ("TIN") in the space provided below the signature. If this Contribution Agreement is signed by trustees, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Holdings of their authority to so act. For Partnership Interests to be validly tendered, a properly completed and duly executed Contribution Agreement and any other documents required by this Contribution Agreement must be received by Holdings prior to or on the Expiration Date at its address or facsimile number set forth on the front of this Contribution Agreement. No alternative, conditional, or contingent tenders will be accepted.

2. TRANSFER TAXES. Holdings will pay or cause to be paid all transfer fees and taxes if any, payable in respect of Partnership Interests accepted for payment pursuant to the Exchange Offer.

3. U.S. PERSONS. A holder of Partnership Interests who or that is a United States citizen or resident alien individual, a domestic corporation, a domestic partnership, a domestic trust, or a domestic estate (collectively "United States persons"), as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should complete the following:

     BOX B - SUBSTITUTE FORM W-9. In order to avoid 31% federal income tax backup withholding the holder must provide to Holdings the holder's correct Taxpayer Identification Number in the space provided below the signature line and certify, under penalties of perjury, that such holder is not subject to such backup withholding. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service ("IRS"), in addition to the holder being subject to backup withholding. Certain holders of Partnership Interests (including, among others, all corporations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     BOX C - FIRPTA AFFIDAVIT. To avoid potential withholding of tax pursuant to Section 1445 of the Internal Revenue Code, each holder of Partnership Interests who or that is a United States Person (as defined in Instruction 3 above) must certify, under penalties of perjury, such holder's TIN and address, and that such holder is not a foreign person. Tax withheld under
     Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

4. ADDITIONAL COPIES OF JOINT PROXY AND CONTRIBUTION AGREEMENT. Requests for assistance or additional copies of the Proxy Statement and this Contribution Agreement may be obtained from Holdings by calling
     (972)788-4880.